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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 23, 2001
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                Date of Report (Date of earliest event reported)



                             DATAMETRICS CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



     0-8567                                                      95-3545701
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(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


1717 Diplomacy Row, Orlando, Florida                             32809
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(Address of principal executive offices)                      (Zip Code)


                                 (407) 251-4577
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Effective April 23, 2001, Michael R. Planit has resigned from the Board of Directors of the Corporation. The Board of Directors is currently comprised of five directors.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DATAMETRICS CORPORATION


                                         By:   /s/ Bruce Galloway
                                            ------------------------------------
                                            Bruce Galloway
                                            Chairman




Dated: April 27, 2001